Exhibit 10.5

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO the ameNded and restated MASTER DEVELOPMENT AGREEMENT

This Second Amendment (the “Amendment”) to the Amended and Restated Master Development Agreement, the HK Amended and Restated Company Franchise Agreement and the PRC Amended and Restated Company Franchise Agreement is made on June 28, 2024 by and amongst (1) Tim Hortons Restaurants International GmbH, a private limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Switzerland (“THRI”), (2) TH Hong Kong International Limited, a company organized under the laws of Hong Kong (the “Master Franchisee”), (3) TH International Limited, a company organized under the laws of Cayman Islands (“Tims China”), and (4) each of Tim Hortons (Shanghai) Food and Beverage Management Co. Ltd., Tim Hortons (China) Holdings Co. Ltd., Tim Hortons (Beijing) Food and Beverage Service Co., Ltd., Tims Coffee (Shenzen) Co., Ltd., and Tim Hortons (Shenzhen) Good and Beverage Co. Ltd., each a company organized under the laws of the People’s Republic of China (individually, a “Franchisee” and together, the “Franchisees”).

For the purposes of this Amendment, each party above shall be individually referred to as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein have the meanings set forth in the Agreement (as defined below).

WHEREAS

A.	THRI, Master Franchisee and Tims China are parties to an Amended and Restated Master Development Agreement dated August 13, 2021 (the “Agreement”), under which Master Franchisee was granted the exclusive right to develop, open and operate (through itself and the Approved Subsidiaries), Tim Hortons Restaurants in the Territory, subject to the terms and conditions set forth in the Agreement.

B.	(i) THRI and Master Franchisee are parties to the HK Amended and Restated Company Franchise Agreement, dated August 13, 2021, and (ii) THRI, Master Franchisee and the Franchisees are parties to the PRC Amended and Restated Company Franchise Agreement, dated August 13, 2021 (each a “CFA” and together, the “CFAs”), relating to the operation of Tim Hortons Restaurants in the Territory.

C.	The Parties have decided to amend the Agreement and the CFAs, effective as of the date hereof, by deleting the stricken text (indicated as: ~~stricken tex~~t) and adding the underlined text (indicated as: underlined text) as more particularly set forth herein.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

From and after the date of this Amendment, the Parties agree as follows:

1.	Amendment to Clause 1.1 (Definitions) of the Agreement

(a)	The definitions below are amended as follows:

“Development Cure Period” means, for any Shortfall Year [****], a six (6) month period commencing on January ~~September~~ 1st of the Development Year immediately following such Shortfall Year. [***].

“Development Year” or “Year” means, with respect to the ~~first~~ sixth Development Year, the period beginning on ~~the Original Commencement Date~~ September 1, 2023 and ending on December 31, 2024 ~~August 31, 2019~~, and ~~with respect to~~ each subsequent Development Year shall be a calendar year (i.e., beginning on January ~~September~~ 1st and ending on December ~~August~~ 31st) ~~of the following year~~.

“Tims Go” means, subject to Clause 6.4A of this Agreement, a Restaurant that meets the Tims Go Minimum Criteria ~~situated in a unit which is either (a) a small (less than 80 sqm), open-fronted hut or cubicle or (b) an open-fronted hut or cubicle situated in a location with restrictions on building a full kitchen, in each case, from which beverage-focused Approved Products are sold and meeting such minimum criteria as determined by THRI and/or its Affiliates, in its sole discretion, for the Territory from time to time~~.

“Tim Hortons Restaurants” and “Restaurants” means restaurants operating under the Tim Hortons System and utilizing the Tim Hortons Marks in a format approved by THRI and/or its Affiliates, in their sole discretion. A Tims Go and Tims Express will constitute a Tim Hortons Restaurant or Restaurant for all purposes hereunder; provided that a Tims Express [***] shall not be included for purposes of determining Master Franchisee’s compliance with the Targets set forth in the Development Schedule. A “Tim Hortons Restaurant” or “Restaurant” means any of them. Tim Hortons Restaurants include Direct-Owned Restaurants and Franchised Restaurants.

(b)	The following definition is deleted from Clause 1.1.

~~“Investment Agreement” means the Joint Venture and Investment Agreement dated April 27, 2018 by and among THRI, the Investor and Cartesian.~~

(c)	The following new definitions are added to Clause 1.1:

“Express Criteria Notification Date” has the meaning set out in Clause 6.4A.

“Fee Incentive Conditions” mean the satisfaction of the following conditions:

there having been no uncured defaults (including payment defaults) by Tims China, Master Franchisee and the Approved Subsidiaries in respect of the Transaction Agreements at all relevant times, including from the date the Direct-Owned Restaurant Unti Fee and/or Franchise Restaurant Unit Fee (as applicable) is due until the date it is fully paid; and

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(i)	the applicable Tims Go or Tims Express in the Territory being in full compliance with the Tims Go Minimum Criteria or Tims Express Minimum Criteria (as applicable).

“Minimum Criteria” means the Tims Express Minimum Criteria and/or the Tims Go Minimum Criteria.

“Tims Express” means, subject to Clause 6.4A of this Agreement, a Restaurant that meets the Tims Express Minimum Criteria.

“Tims Express Minimum Criteria” means the minimum criteria (as determined by THRI from time to time (acting in its sole discretion)) applicable to a Restaurant operating or to be operated under the “Tims Express” name, including but not limited to the Standards, format, equipment, image, finish, décor, menu and creditworthiness and size of proposed Franchisee.

[****]

“Tims Express Pipeline Units” mean the units either under construction or irrevocably contracted for construction, in each case, which are set forth in Schedule 8 hereto and which may not be substituted without the prior written consent of THRI (which consent may be withheld in its sole discretion).

“Tims Go Minimum Criteria” means the minimum criteria (as determined by THRI from time to time (acting in its sole discretion)) applicable to a Restaurant operating or to be operated under the “Tims Go” name, including but not limited to the Standards, format, equipment, image, finish, décor, menu, made-to-order menu, and creditworthiness and size of proposed Franchisee.

2.	Amendment to Clause 5.1 of the Agreement

The first sentence of Clause 5.1 of the Agreement is hereby amended as follows:

The initial term of this Agreement shall be for a period ~~of twenty (20) years~~ commencing on the Original Commencement Date and expiring on December 31, 2038, subject to earlier termination in accordance with the terms of this Agreement (the “Initial Term”).

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

3.	Amendment to Clause 6.1 of the Agreement

Clause 6.1 of the Agreement is hereby amended as follows:

Master Franchisee shall (a) develop and open for business (and keep open to the extent required hereby), and (b) license Franchisees to develop and open for business (and keep open to the extent required hereby) a minimum number of new Tim Hortons Restaurants within the Territory in strict compliance with the Development Schedule, and such new Restaurants may be either Direct-Owned Restaurants or Franchised Restaurants; provided, however, that ~~for each Development Year, the aggregate number of Direct-Owned Restaurants shall be at least sixty percent (60%) of the total number of Tim Hortons Restaurants open and operating in the Territory on a cumulative basis (rounded up to the nearest whole number), as determined on the last Day of such Development Year. Notwithstanding the foregoing~~:

(a)	[****];

(b)	[****]; and

(c)	commencing from Development Year 8, the percentage of Direct-Owned Restaurant net restaurant growth (i.e., the net change in Direct-Owned Restaurants during such Development Year) shall be at least sixty percent (60%) of the total net restaurant growth (i.e., the net change in the total number of Tim Hortons Restaurants during such Development Year).

4.	Insertion of new Clause 6.4A to the Agreement

A new Clause 6.4A shall be inserted at the end of Clause 6.4.

(a)	Excluding the Tims Express Pipeline Units, the Master Franchisee and Approved Subsidiaries shall not open a Tims Express (or license to Franchisees the right to open any new Tims Express or convert any existing Restaurants to a Tims Express) until such time as THRI notifies the Tims Express Minimum Criteria to the Master Franchisee in writing (such date, the “Express Criteria Notification Date”).

(b)	From and after the Express Criteria Notification Date, Master Franchisee and Approved Subsidiaries may open (or license to Franchisees the right to open) up to [****] new Tims Express (in addition to the Tims Express Pipeline Units) in Development Year 6; provided that, prior to the opening of each such new Tims Express, Master Franchisee shall have obtained THRI’s confirmation in writing that such proposed Tims Express satisfies the Tims Express Minimum Criteria. For the avoidance of doubt, THRI agrees that the minimum criteria currently applicable to Tims Express Pipeline Units is set forth in Schedule 9 hereto; provided that it is understood that the Tims Express Minimum Criteria is in the process of material revision, and THRI shall notify Master Franchisee on the Express Criteria Notification Date of the revised Tims Express Minimum Criteria, which Master Franchisee acknowledges shall be different (including in terms of scope and level of detail) to the criteria set forth in Schedule 9.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(c)	Commencing from Development Year 7, the Master Franchisee and Approved Subsidiaries shall not open nor license to Franchisees the right to open any new Tims Express or convert any existing Restaurants to a Tims Express without the prior written consent of THRI which may be withheld in its sole discretion.

(d)	Master Franchisee and Approved Subsidiaries shall ensure that each Tims Go and Tims Express is operated and maintained in accordance with the requirements of the Company Franchise Agreement and Franchise Agreements, as applicable. A failure to operate or maintain any Tims Go or Tims Express in accordance with the Company Franchise Agreement and Franchise Agreements, as applicable, shall entitle THRI and and/or Approved Subsidiary to terminate the applicable Unit Addendum or Franchise Agreement in accordance with the Unit Addendum or Franchise Agreement (as applicable).

(e)	[****]. For the avoidance of doubt, nothing in this clause 6.4A(e) or otherwise in this Agreement shall be deemed to supersede or modify any obligations of Master Franchisee or any of its Affiliates or any Franchisee under any Unit Addendum or Franchise Agreement, as applicable, including any obligation to comply with the Standards and remodel requirements as more explicitly set forth therein.

5.	Amendment to Clause 6.8 of the Agreement

Clause 6.8 of the Agreement is hereby amended as follows:

~~[****] Master Franchisee will have until the expiration of the Development Cure Period to achieve the Target for the Shortfall Year~~. If Master Franchisee fails to achieve the Target (a “Development Default”) [****] for any Development Year [****], ~~the Shortfall Year~~ by the expiration of the Development Cure Period, then, in addition to any other legal rights and remedies available to THRI set out in this Agreement or at Law, THRI may, in its sole discretion, terminate the Development Rights or terminate this Agreement in its entirety. THRI will not be required to provide any notice (whether oral or written) to Master Franchisee of a Development Default or, if applicable, the commencement of the Development Cure Period. For the avoidance of doubt, if a Restaurant is counted for purposes of determining Master Franchisee’s compliance with the applicable ~~Annual Opening~~ Target ~~or Extension Period Target~~ for a Shortfall Year, it will not be counted for purposes of determining compliance with the applicable ~~Annual Opening~~ Target ~~or Extension Period Target~~ for the Development Year in which the Restaurant actually opened.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

6.	Amendment to Clause 8.5 of the Agreement

Clause 8.5 is hereby amended as follows:

During the Term, Master Franchisee will pay the following fee to THRI or its designee for the opening of each Direct-Owned Restaurant: [****] for each Direct-Owned Restaurant opened any time after January 1, 2021 in Development Year 3 and at any time thereafter (the “Direct-Owned Restaurant Unit Fee”), each for a twenty (20) year term (which amount will be prorated if the term of the applicable Unit Addendum is less than twenty (20) years); provided that, subject to satisfaction of the Fee Incentive Conditions, the Direct-Owned Restaurant Unit Fee for (a) a Direct-Owned Restaurant that is a Tims Go will be [****] and (b) a Direct-Owned Restaurant that is a Tims Express will be [****], ~~for any such Restaurant opened between January 1, 2021 and August 31, 2022 and [***] for any such Restaurant opened after August 31, 2022~~, in each case for a twenty (20) year term (which amount will be prorated if the term of the applicable Unit Addendum is less than twenty (20) years).

7.	Amendment to Clause 9.4.1 of the Agreement

Clause 9.4.1 is hereby amended as follows:

During the Term, Master Franchisee will pay to THRI or its designee US$[****]for each Franchised Restaurant opened any time after January 1, 2021 in Development Year 3 and at any time thereafter (the “Franchised Restaurant Unit Fee”), each for a twenty (20) year term (which amount will be prorated if the term of the applicable Franchise Agreement is less than twenty (20) years), provided that, subject to satisfaction of the Fee Incentive Conditions, the Franchised Restaurant Unit Fee for (a) a Franchised Restaurant that is a Tims Go will be US$[****] and (b) a Franchised Restaurant that is a Tims Express will be US$[****], in each case for a twenty (20) year term (which amount will be prorated if the term of the applicable Unit Addendum is less than twenty (20) years). The Franchised Restaurant Unit Fee shall be payable to THRI whether or not Master Franchisee actually charges or collects a franchise fee for such Franchised Restaurant.

8.	Amendment to Clause 12.1.6 of the Agreement

The second sentence of Clause 12.1.6 is hereby amended as follows:

THRI will make the User Data available at no additional charge to the Person or Persons who (or which) acquire Master Franchisee or the business of Master Franchisee in the Territory ~~in accordance with the terms of the Investment Agreement~~, provided that such Person or Persons is permitted to use and receive, and does use and receive, the User Data in compliance with applicable Law.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

9.	Amendment to Clause 18.1.1 of the Agreement

Clause 18.1.2 is hereby amended as follows:

18.1.1	if Master Franchisee (or any Approved Subsidiary) fails to pay to THRI (or its designee) when due any amounts payable to THRI and/or its Affiliates (whether under the Transaction Agreements or otherwise (including amounts owed in respect of supply chain purchases)) ~~this Agreement~~ in excess of US$25,000 and does not cure such failure within thirty (30) Days of written notice from THRI;

10.	Amendment to Clause 18.1.2 of the Agreement

Clause 18.1.2 is hereby amended as follows:

18.1.2	if Master Franchisee fails to achieve the applicable Target for [****] any Development Year [****] by the expiration of the Development Cure Period; ~~subject to the provisions of this Agreement and the Development Schedule~~

11.	Amendment to Clause 29 of the Agreement

Clause 29.2, 29.3 and the first sentence of Clause 29.4 are hereby amended as follows:

29.2	If any dispute, controversy or Claim, in law or equity, arises out of or in connection with this Agreement or the business relationship created thereby, including the breach, termination or invalidity of this Agreement or any non-contractual obligations or liabilities arising out of, or in connection with, this Agreement (“Dispute”), any Party may but shall not be obligated to ~~shall~~ serve formal written notice on the other Parties that a Dispute has arisen and describing the nature of such Dispute (“Notice of Dispute”). ~~Delivery by any Party of a Notice of Dispute shall toll the limitation period applicable to such Dispute for the time period described in clause 29.3~~.

29.3	Intentionally omitted. ~~The disputing Parties shall use all commercially reasonable efforts for a period of thirty (30) calendar days from the date on which the Notice of Dispute is served by one Party on the other Parties (or such longer period as may be agreed in writing between the Parties) to resolve the Dispute on an amicable basis.~~

29.4	~~If the disputing Parties fail to resolve the Dispute by amicable negotiation within the time period referred to in clause 29.3, any~~ Any Dispute ~~disputing Party may serve notice in writing on the other disputing Party that the~~ shall be exclusively submitted to final and binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce in effect on the date of commencement of the arbitration (the “ICC Rules”), which rules are deemed to be incorporated by reference into this clause 29.4.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

12.	Amendments to Schedule 1 (Development Schedule)

(a)	The table below is hereby amended as follows:

Development Year	Cumulative Opening Targets
~~1 (from Original Commencement Date to August 31, 2019)~~ 	[****]
~~2 (from September 1, 2019 to August 31, 2020)~~
~~3 (from September 1, 2020 to August 31, 2021)~~
~~4 (from September 1, 2021 to August 31, 2022)~~
~~5 (from September 1, 2022 to August 31, 2023)~~
6 (from September 1, 2023 to December ~~August~~ 31, 2024)
7 (from January ~~September~~ 1, 2025 ~~2024~~ to December ~~August~~ 31, 2025)
8 (from January ~~September~~ 1, 2026 ~~2025~~ to December ~~August~~ 31, 2026)
9 (from January ~~September~~ 1, 2027 ~~2026~~ to December ~~August~~ 31, 2027)
10 (from January ~~September~~ 1, 2028 ~~2027~~ to December ~~August~~ 31, 2028)
TOTAL	1,700

(b)	Paragraph (c) of Schedule 1 is hereby amended as follows:

“General. The Targets set forth in this Development Schedule are expressed net of closures. Tims Express shall not be included for purposes of determining Master Franchisee’s compliance with the Targets set forth in the Development Schedule; ****.”

~~Development Year 1 will begin on the Commencement Date and end on August 31, 2019 and each successive Development Year will begin on September 1st and end on August 31st~~.”

13.	Amendment to Schedule 1A (Retail Right)

Clause (c) of Schedule 1A (Extension Option) is hereby deleted in its entirety.

14.	Insertion of New Schedules to the Agreement

New Schedules 7 and 8 (as annexed hereto) are hereby added.

15.	Conforming Amendment to the CFAs

(a)	The amendments effected in clause 1 of this Amendment to the definitions of “Tim Hortons Restaurants” and “Tims Go” shall be deemed to have been made to the same definitions in Clause 1.1 of the CFAs.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(b)	The new defined terms “Fee Incentive Conditions”, “Tims Express”, “Tims Express Minimum Criteria” and “Tims Go Minimum Criteria” effected in clause 1 of this Amendment shall be deemed to have been added to the definitions in Clause 1.1. of the CFAs.

(c)	The amendments effected in clause 6 of this Amendment shall be deemed to have been made to paragraph “Franchise Fees” in Schedule A of the CFAs.

(d)	The amendments effected in clause 11 of this Amendment shall be deemed to have been made to Clauses 18.2(b), (c) and (d) of the CFAs.

16.	Amendment to Clause 15.1(a) of the CFAs

Clause 15.1(a) of the CFAs are hereby amended as follows:

15.1(a) Franchisee fails to maintain or operate the Franchised Restaurant in accordance with the requirements of the Tim Hortons System (including the Standards), including the Confidential Operating Manual and all other operating standards and specifications established from time to time by FRANCHISOR or its Affiliates as to service, cleanliness, health and sanitation. Franchisee shall have ten (10) days after notice from FRANCHISOR to Franchisee to cure the default contemplated by this Clause 15.1(a).

17.	Representations and Warranties.

Each Party represents and warrants to the other Parties that this Amendment has been duly executed by an authorized officer of such Party and constitutes a valid and binding obligation of such Party, enforceable against it in accordance with the terms hereof. No consent, approval, filing or authorization from any Authority is necessary or shall be obtained for the signature and performance by such Party of this Amendment. The Parties further represent and undertake to complete any and all corporate actions necessary to give effect to and reflect this Amendment.

18.	General Release

For and in consideration of THRI entering into this Amendment, and other good and valuable consideration received, the receipt of which is hereby acknowledged, each of Tims China, Master Franchisee and the Franchisees, on behalf of themselves and each of their respective Affiliates (individually and collectively, the “Master Franchisee Releasing Parties”), hereby remise, release, acquit, satisfy, and forever discharge THRI, its Affiliates and their respective officers, directors, agents, employees, subsidiaries, parent corporation, and all of their assignees (individually and together the "THRI Released Parties"), of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or in equity, which Master Franchisee Releasing Parties ever had, now has, or which any successor or assign of Master Franchisee Releasing Parties hereafter can, shall, or may have under the Transaction Agreements, whether known or unknown, against the THRI Released Parties, or any of them, for, upon, or by reason of any matter, cause, or thing whatsoever, from the beginning of the world to the date of this Amendment.

19.	Effect of Amendment; Conflict.

All provisions of the Agreement and the CFAs not modified by this Amendment will remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and the Agreement or the CFAs, the terms and conditions of this Amendment shall control.

20.	Miscellaneous

Clauses 24, 25, 26, 27, 28, 29.1 and 30, 32 and 34 of the Agreement shall apply to this Amendment mutatis mutandis, as if a reference to “this Agreement” were a reference to “this Amendment”. Any dispute or controversy arising under or in connection with this Amendment shall be resolved pursuant to Clause 29.4 of the Agreement as if it were a Dispute thereunder.

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

This Amendment is executed by the Parties as of the day and year set forth above.

SIGNED by
Authorized Director
For and on behalf of
Tim Hortons Restaurants International GmbH

SIGNED by
For and on behalf of
TH Hong Kong International Limited

SIGNED by
For and on behalf of
TH International Limited

SIGNED by
For and on behalf of
Tim Hortons (Shanghai) Food and Beverage Management Co. Ltd.

SIGNED by
For and on behalf of
Tim Hortons (China) Holdings Co. Ltd.

SIGNED by
For and on behalf of
Tim Hortons (Beijing) Food and Beverage Service Co., Ltd.

SIGNED by
For and on behalf of
Tims Coffee (Shenzen) Co., Ltd.

SIGNED by
For and on behalf of
Tim Hortons (Shenzhen) Good and Beverage Co. Ltd.